SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2002

CHATTEM, INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-5905	62-0156300
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

1715 West 38th Street, Chattanooga, Tennessee 37409
(Address of principal executive offices, including zip code)

(423) 821-4571
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

As previously announced, on May 7, 2002 the Board of Directors of Chattem, Inc. engaged Ernst & Young LLP to serve as the Company’s auditors for fiscal year 2002, replacing Arthur Andersen LLP.  Ernst & Young LLP has reaudited the Company’s consolidated financial statements for the fiscal year ended November 30, 2001, which statements previously were audited by Arthur Andersen LLP. The reaudited consolidated financial statements together with the report of Ernst & Young LLP are attached hereto as Exhibit 99.1. The consent of Ernst & Young LLP is attached hereto as Exhibit 23.1.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

23.1    Consent of the Independent Public Accountants.

99.1    Consolidated Financial Statements of Chattem, Inc. as of and for the year ended November 30, 2001.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATTEM, INC.

Date: June 17, 2002	By:	/s/ A. ALEXANDER TAYLOR II
A. Alexander Taylor II President and Chief Operating Officer

3

Exhibit Index

Exhibit No.	Description

23.1	Consent of the Independent Public Accountants

99.1	Consolidated Financial Statements of Chattem, Inc. as of and for the year ended November 30, 2001